UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 19, 2023 (April 17, 2023)

Date of Report (Date of earliest event reported)

Clough Global Equity Fund

(Exact name of registrant as specified in its charter)

Delaware	811-21712	20-2248098
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Broadway, Suite 1850, Denver, CO	80290
(Address of principal executive offices)	(Zip Code)

(855) 425-6844
(Registrant's telephone number, including area code)

1290 Broadway, Suite 1000, Denver, Colorado 80203
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest	GLQ	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[   ] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 1.01 - Entry into a Material Definitive Agreement

New Administration and Accounting Agreement

Clough Global Equity Fund (the “Fund”) has entered into a new administration and fund accounting agreement (the “Paralel Agreement”) with Paralel Technologies LLC (“Paralel”) pursuant to which Paralel began serving as the Fund’s administrator effective April 17, 2023. Paralel replaced the Fund’s prior administrator, ALPS Fund Services, Inc. (“ALPS”) and accordingly, the Fund’s prior administration and fund accounting agreement with ALPS (the “ALPS Administration Agreement”) and certain related agreements with ALPS and ALPS Distributors, Inc. (“ADI”) were terminated effective that same day.

The Paralel Agreement is materially similar to the ALPS Administration Agreement except with respect to the fees due, effective date, parties to the agreements, and certain marketing services provided. Pursuant to the Paralel Agreement, Paralel will provide the Fund with fund accounting, tax, fund administration, and compliance services, providing the Fund with its executive officers, and generally managing the business affairs of the Fund. These services are materially similar to those provided by ALPS under the ALPS Administration Agreement, except that in addition to those listed above, Paralel (by itself or through its affiliates) also agrees to provide secondary market support to the Fund up to a specified amount in the Paralel Agreement.

For these services, Paralel is entitled to receive a monthly fee on the Fund’s average daily total assets, computed daily and payable monthly. The Paralel Agreement provides that from its fees earned, Paralel will pay all expenses incurred by the Fund with the exception of advisory fees; taxes and governmental fees; expenses related to portfolio transactions and management of the portfolio; expenses associated with secondary offerings of shares; trustee fees and expenses; expenses associated with tender offers and other share repurchases; and other extraordinary expenses. Under the ALPS Administration Agreement, for its services, ALPS was entitled to receive a monthly fee on the Fund’s average daily total assets, computed daily and payable monthly. From its fees, ALPS paid all expenses incurred by the Fund, except for certain exceptions that are materially similar to those described above under the Paralel Agreement.

Paralel’s principal business address is 1700 Broadway, Suite 1850, Denver, Colorado 80290.

The foregoing description of the Paralel Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Paralel Agreement filed with this report as Exhibit 1.1 and incorporated herein by reference.

Item 1.02 - Termination of a Material Definitive Agreement.

The relevant information relating to the termination of the ALPS Administration Agreement and related agreements with ALPS and ADI found in Item 1.01 above is hereby incorporated by reference into this Item 1.02.

Item 5.02 Departure of Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Trustees have appointed Jeremy May, Jill Kerschen, Christopher Moore, and Bradley Swenson to serve as the Fund’s President, Treasurer, Secretary, and Chief Compliance Officer, respectively, each effective as of April 17, 2023. Each officer appointed is an employee of Paralel and/or its affiliates. The Paralel officer appointments were made in connection with the resignations of Lainey Ejiasa, Ryan Johanson, Nicholas Adams, and Lucas Foss, the Fund’s prior President, Treasurer, Secretary, and Chief Compliance Officer, respectively, that were tendered in connection to the termination of ALPS as the Fund’s administrator, as described in Item 1.01 and Item 1.02 above.

Mr. May, born in 1970, is the Founder and Chief Executive Officer of Paralel since 2020. He served as Chief Operating Officer of Magnifi LLC, an information technology company, from 2020 to 2021. In 2019 he retired after 24 years at ALPS Holdings, Inc. where he served as President of ALPS and ALPS Distributors, Inc., and Executive Vice President of ALPS Advisors, Inc.

Ms. Kerschen, born in 1975, joined Paralel in 2021 and currently serves as Director of Fund Administration. Prior to joining Paralel, Ms. Kerschen was Vice President at ALPS Advisors, Inc. from 2019 to 2021, and served as Vice President and Fund Controller at ALPS Fund Services, Inc. from 2013 to 2019.

Mr. Moore, born in 1984, serves as the General Counsel and Chief Compliance Officer of Paralel and Paralel Advisors LLC, and General Counsel of Paralel Distributors since 2021. Mr. Moore served as Deputy General Counsel and Legal Operations Manager of RiverNorth Capital Management, LLC from 2020 to 2021; VP and Senior Counsel of ALPS Fund Services, Inc. from 2016 to 2020; and associate at Thompson Hine LLP from 2013 to 2016. Mr. Moore previously obtained his CPA at Ernst & Young from 2007 to 2009.

Mr. Swenson, born in 1972, serves as Director of Compliance Services of Paralel and President, Chief Compliance Officer of Paralel Distributors since 2022. Mr. Swenson also served as President of TruePeak Consulting, LLC from 2021 to present; and President from 2019 to 2021 and Chief Operating Officer from 2015 to 2021 of ALPS and ADI, respectively.

Officers of the Fund who are employed by Paralel receive no compensation from the Fund. No officer employed by Paralel owns any shares of the Fund.

Item 8.01 Other Items

Effective April 17, 2023, the Fund’s address has changed to 1700 Broadway, Suite 1850, Denver, Colorado 80290. This address is also the address of each member of the Fund’s Board of Trustees, each Fund officer, and the address at which shareholders may request a free copy of the prospectus supplement, accompanying prospectus, statement of additional information, and the Fund’s annual and semi-annual reports. All references in the Fund’s documents filed with the SEC to the Fund’s prior address of 1290 Broadway, Suite 1000, Denver, Colorado 80203 are replaced with 1700 Broadway, Suite 1850, Denver, Colorado 80290.

The Fund’s primary phone number will continue to be (855) 425-6844, which is also the number that shareholders may call to request a free copy of the prospectus supplement, accompanying prospectus, statement of additional information, and the Fund’s annual and semi-annual reports, and to make other shareholder inquiries. Any other telephone numbers previously referenced in the Fund’s documents are replaced with (855) 425-6844.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

1.1	Administration and Accounting Agreement between Paralel Technologies LLC and the Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 19, 2023	By:	/s/ Jeremy May

Jeremy May
President